Exhibit 10.10

Amendment #1 to

TRX, Inc.

Amended and Restated Agreement

for the Provision of Services

with

American Express Travel Related Service Company, Inc.

This Amendment #1 (“Amendment”) is between TRX, Inc., a Georgia corporation, (“TRX”) and American Express Travel Related Service Company, Inc., a New York corporation (“AMEX”). TRX and AMEX have previously entered into an Amended and Restated Agreement for the Provision of Services with American Express Travel Related Service Company, Inc. (the “Agreement”), which is incorporated herein by reference. The parties desire to amend and revise the Agreement solely as set forth in this Amendment. Unless otherwise set forth in this Amendment, the terms defined within the Agreement and its Exhibits, Schedules, and Attachments shall also apply to this Amendment.

W I T N E S S E T H

WHEREAS, TRX and AMEX have previously entered into Amended and Restated Agreement for the Provision of Services dated December 1, 2005 (“Initial Agreement”);

WHEREAS, the Initial Agreement grants AMEX worldwide rights to use the Services on the terms therein;

WHEREAS, prior to the Initial Agreement, TRX Data Services, Inc. and AMEX entered into a Service Agreement dated July 1, 2004 (“Service Agreement”);

WHEREAS, the parties wish to terminate the Service Agreement and merge the relevant business terms from the Service Agreement into the Initial Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. A new Attachment E shall be created that reads as set forth in the Annex to this Agreement.

2. Section 1(y) shall be deleted in its entirety. A new Section 1(y) will be inserted to read as follows:

“Services” means those services to be provided by TRX to AMEX hereunder which include RESX Services, CORREX Services, TRANXACT Services, DATATRAX Services and Workflow Manager, including all support maintenance and hosting services related thereto, as described in the relevant Attachments.

3. Section 10, “Joint Oversight Committee” shall be revised as follows:

TRX’s Designee as the JOC Representative under Section 10(a) shall be *.

TRX’s Management Representative under Section 10(b) shall be *.

* Confidential Treatment Requested

4. Exhibit A, “PRICING” shall be revised by creating a new Section 5 called “DATATRAX PRICING FOR CORE BUSINESS”. The new Section shall read as set forth on Annex 2 to this Amendment.

5. Exhibit K, “Service Level Agreement” shall be revised by creating a new Section V called “DATATRAX SERVICES”. The new Section shall read as set forth on Annex 3 to this Amendment.

6. Miscellaneous.

a. Balance of Terms Unchanged. Except as expressly set forth in this Amendment, the terms and conditions of the Initial Agreement shall continue in full force and effect. This Amendment shall be effective as of the 23 day of October 2007 (“Effective Date”).

b. Entire Agreement. The Agreement, along with this Amendment, , including all Exhibits and Schedules attached hereto and thereto represent the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes any and all previous discussions and communications regarding such subject matter. Any subsequent amendments and/or additions hereto are effective only if in writing and signed by both parties.

c. Precedence. With respect to the subject matter of this Amendment only, in the event of a conflict between the Agreement and this Amendment, this Amendment shall control and govern. Thereafter, the precedence set forth in Section 19(l) of the Agreement shall apply.

IN WITNESS WHEREOF, TRX and AMEX have caused this Amendment and its Exhibits to be executed as of the Effective Date by their duly authorized representatives, and each represents and warrants that it is legally free to enter this Amendment.

TRX, INC.		AMERICAN EXPRESS TRAVEL RELATED SERVICE COMPANY, INC.

BY:	/s/ David Cathcart	BY:	/s/ Bill Anderson

NAME:	David Cathcart	NAME:	Bill Anderson

TITLE:	CFO	TITLE:	Lead Purchasing Manager

DATE:	16 November 2007	DATE:	10/23/07

ANNEX 1

ATTACHMENT E

TO THE AMENDMENT AND RESTATED SERVICES AGREEMENT

DATATRAX SERVICES

This Attachment E to the Amended and Restated Services Agreement (“Attachment E”) provides the terms and conditions under with AMEX shall have access to and use of the DATATRAX Services.

BACKGROUND

TRX provides travel-related information gathering and reporting tools to its customers in a service bureau format. AMEX wishes to utilize the service bureau services in its business under the terms and conditions of this Attachment and the Agreement.

1.	DEFINITIONS.

a. Data Source File. A single data feed containing multiple data records provided to TRX by a Data Source Provider.

b. Data Source Provider. An AMEX-designated entity that provides data feeds to TRX for processing by the DATATRAX Services.

c. DATATRAX Services. TRX proprietary data consolidation and reporting services provided in an application service provider format and more particularly described in Exhibit E-A or a Work Order.

d. Output Data File. A compilation of data records processed by the DATATRAX Services and provided to AMEX or an AMEX-designated entity.

e. Transaction. The definition of a Transaction processed by the DATATRAX Services will vary depending on the specifications of the DATATRAX Services provided in each Work Order.

f. Work Order. Means the form attached hereto as Schedule E-B used to describe the DATATRAX Services to be provided to one or more AMEX Affiliates under this Agreement.

2.	GRANT OF RIGHTS.

a. AMEX Rights. TRX grants to AMEX, and AMEX accepts, a nonassignable, nontransferable, and nonexclusive limited right for AMEX to access and use the DATATRAX Services solely for AMEX’s internal use during the Term, subject to the provisions of this Agreement. This right is personal to AMEX’s Germany subsidiary and AMEX CTN (“Core Business”). In the event that the parties wish to expand this grant of rights to include AMEX Affiliates, access to and use of the DATATRAX Services shall only be granted upon the execution of a Work Order containing specifications and pricing for such Affiliate(s). Affiliated

Travel Agencies, Joint Venture Partners, or Representatives who desire to have access to and use of the DATATRAX Services shall only be granted upon the execution of a separate written agreement (in accordance with Section 2(b) of the Agreement).

b. Reservation of Rights. TRX reserves the right, in its sole discretion and with prior notice to AMEX, to modify, discontinue, add, adapt, or otherwise change any design or specification of the DATATRAX Services and/or TRX's policies, procedures, and requirements specified in or related hereto.

3.	PROVISION OF DATATRAX SERVICES.

TRX shall provide the DATATRAX Services as detailed as in Schedule E-C. The parties may agree on the provision of additional DATATRAX Services for the Core Business upon the execution of a Work Order in the form attached as Schedule E-B. The terms and conditions of this Attachment and the Agreement apply to all Work Orders executed hereunder.

b. Training. For each new Work Order that expands AMEX’s use of the DATATRAX Services to AMEX entities other than the Core Business, TRX shall provide * online training * for up to * AMEX personnel upon payment of the implementation fee specified by TRX. AMEX shall be responsible for its own expenses associated with such training. Additional training requested by AMEX shall be provided at the discretion of TRX at then-current rates.

c. Responsibilities Of AMEX. Throughout the term of this Agreement, and as a condition of TRX's obligation to provide DATATRAX Services under this Agreement, AMEX agrees that it will:

(i) Provide all information reasonably requested by TRX to assist in identifying and solving reported errors.

(ii) Designate one operational AMEX Representative or project lead per AMEX business unit or location (the initial AMEX Representatives being named on Schedule E-D) who will be the contact persons through which all support and/or problem communications will be made. AMEX may, from time to time, change the designated operational AMEX Representative(s), which change shall be effective only upon TRX's receipt of written notice thereof. AMEX shall ensure that any appointed operational AMEX Representative is knowledgeable in the operation and use of the TRX DATATRAX Services, any operating system(s) and hardware installed at the AMEX's site used to access the DATATRAX Services.

* Confidential Treatment Requested

SCHEDULE E-A

DESCRIPTION OF DATATRAX SERVICES

DATATRAX is a corporate travel data analysis and reporting tool offered to corporate clients as an Internet-based service utilizing an application service provider (ASP) model.

SCHEDULE E-B

FORM OF WORK ORDER

*

* Confidential Treatment Requested

*

V. SIGNATURE BY AUTHORIZED REPRESENTATIVES – Each Work Order must be signed by an authorized representative of each party.

TRX, INC.	AMEX Entity: ______________

Signature:	Signature:

Title:	Title:

Printed Name:	Printed Name:

Date:	Date:

* Confidential Treatment Requested

SCHEDULE E-C

SERVICE SPECIFICATION

A. AMEX Germany

1.	Database Delivery:

*

2.	Enhancements: AMEX Germany will be provided with enhancements to DATATRAX Services as they are made available to all TRX customers.

3.	Reports: The DATATRAX Services will include the following reports for AMEX Germany.

Report Description

*

* Confidential Treatment Requested

*

B. AMEX CTN

AMEX CTN has requested TRX to implement the DATATRAX Services to provide a * aggregation of data from * independent data source providers. A “CTN DATATRAX Transaction” means an individual data record that is provided to TRX for processing by the DATATRAX Services. Examples include, but are not limited to, an individual debit, credit or memo transaction and any air, car, hotel or other segment component of the PNR. Implementation of additional business lines or modifications to the Services as described below will require the execution of a Work Order and will result in additional fees.

1.	Implementation Services - TRX will provide consultative & technical services for the set up of *

2.	Data Feed Submissions –

a.	TRX will implement * data feed formats that it has not previously accepted.

b.	TRX will receive * data file submissions per * on behalf of AMEX CTN.

3.	File Extract Delivery –

a.	* file extract delivery * is included at * cost.

b.	Storage to meet batch delivery windows is included at * cost.

4.	Support –

a.	Up to * hours per year at * charge (beyond the Support Fee stated in Exhibit K)

b.	Additional support hours will be invoiced at the rate stated in Exhibit K

* Confidential Treatment Requested

5.	Data Backup –

a.	Data is backed up for * either the inbound feeds or processed data in the database at TRX’s discretion

b.	Data recovery and redelivery is billed at time and materials at * per hour

6.	Implementation Schedule - AMEX CTN and TRX will mutually agree upon an implementation start dates and may adjust the agreed-upon dates through TRX’s scope change request process.

* Confidential Treatment Requested

SCHEDULE E-D

OPERATIONAL REPRESENTATIVES FOR CORE BUSINESS

Operational Representatives For AMEX Germany

Designation of Client Representatives:

Operational Representative:

Name: Torsten Wolf

Title: Manager, Corporate Travel Solution

Office Phone: *

Fax: _______________________________

E-mail Address: *

Legal:

Name: Sarah Wynn

Title: Legal Counsel

Mailing Address:

*

Office Phone: *

Fax: _______________________________

E-mail Address: *

Accounting:

Name: Torsten Wolf____________________

Title: Manager, Corporate Travel Solutions

Mailing Address:_______________________

_____________________________________

_____________________________________

Office Phone: *

Fax: _________________________________

E-mail Address: *

Operational Representatives For AMEX CTN

Operational Representative:

Name:________________________________

Title:_________________________________

Office Phone:__________________________

Fax: _________________________________

E-mail Address:________________________

* Confidential Treatment Requested

Accounting: Please designate the appropriate contact and address for invoicing.

Name:_____________________

Title:_______________________

Mailing Address:_______________

_____________________________

_____________________________

Office Phone:__________________

Fax: _________________________

E-mail Address:________________

ANNEX 2

PRICING FOR CORE BUSINESS

Please note: All fees are stated in US dollars.

Pricing for AMEX Germany

1.	One-time Implementation Fee *

AMEX Germany has paid the Implementation Fee.

2 * Minimum Fees: AMEX Germany will prepay a * Minimum Fee of *.

3 Transaction Fees: A transaction is defined as a unique PNR processed via DATATRAX. In the event that the actual number of transactions processed in a calendar * exceed the * Minimum Fee prepaid by AMEX Germany for that *, the overage will be billed in arrears. Transaction fees vary based on actual * transaction volume as shown below:

*

4 Annual Maintenance Fees

Annual Maintenance Fee for up to * Internal Client Users *

TRX will provide an annual one-day training session to include up to * individuals, on DATATRAX, any additional training will be provided at * a day and all training will be conducted via Web-Ex. .

Annual Maintenance Fees are due on or before * of each year for the term of this Agreement.

5 Fees for Additional Services:

Additional Support Hours	*
Ad Hoc Reporting	*
Data Analysis Support	*
Filter Modifications	*
Custom Report Development	*
Custom Report Modifications	*
Changes to Branch Hierarchy	*
Other Services	*

* Confidential Treatment Requested

Pricing for AMEX CTN

1. Implementation Fee: *

The implementation Fee includes the following:

*

2. * Access Fee: *

3. Support Fee: *

a. The Support Fee includes * hours per month *

b. Additional Support hours shall be billed at * USD per hour

4. Customization Fee: Included in the * hours of annual support. Should the combined total number of hours expended in Support and Customization of the DATATRAX Services exceed * hours per month, AMEX CTN will be invoiced * USD per hour for each additional hour

5. Travel Expenses: Upon the request of AMEX CTN, TRX employees will travel to an AMEX CTN location. AMEX CTN is responsible for all reasonable travel expenses incurred by TRX employees.

7. Additional Fees:

a. Data recovery and redelivery is billed at time and materials at * per hour

b. Any additional Services requested require the execution of a Work Order and will result in additional fees

* Confidential Treatment Requested

ANNEX 3

SERVICE LEVEL AGREEMENT

V. DATATRAX SERVICES.

a. DATATRAX Services Provided. During the term of this Agreement, TRX will provide the following support services to AMEX:

*

(e)	Service Levels.

(i) TRX shall respond to such problems reported by AMEX within the following timeframes:

*

* Confidential Treatment Requested

*

* Confidential Treatment Requested